Exhibit 99.1

OptimizeRx to Participate at Investor Conferences in November

ROCHESTER, Mich. – October 24, 2019 – OptimizeRx Corp. (NASDAQ: OPRX), a leading provider of digital health solutions for pharmaceutical companies, payers, medtech companies and medical associations, has been invited to participate in two investor conferences being held in November.

Event: Stifel 2019 Midwest One-on-One Growth Conference

Date: November 7, 2019

Location: The Ritz-Carlton Chicago Hotel

Format: 1x1 meetings

Please contact your Stifel institutional sales representative for registration information.

Event: ROTH Technology & New Industrials Day

Date: November 13, 2019

Location: Lotte New York Palace Hotel

Format: 1x1 and small group meetings

Please contact your ROTH institutional sales representative for registration information.

OptimizeRx CEO William Febbo is scheduled to participate in one-on-one meetings with institutional investors and analysts at both conferences. He will discuss OptimizeRx’s recently announced exclusive partnership with NewCrop, a provider of integrated electronic prescribing software. He will also share insight on the company’s latest acquisition of a powerful digital therapeutics SaaS platform, RMDY Health, used by pharma, payers, medtech companies and medical associations worldwide.

To schedule a one-on-one meeting with OptimizeRx, you may submit your request via the links provided upon your registration for the conferences. For any questions about OptimizeRx, please contact Ron Both of CMA at (949) 432-7557 or submit your request here.

About Stifel

Stifel Financial Corp. is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated, including its Eaton Partners business division; Keefe, Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank and Stifel Bank & Trust offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s website at www.stifel.com.

About ROTH Capital Partners

ROTH Capital Partners, LLC (ROTH), is a relationship-driven investment bank focused on serving emerging growth companies and their investors. As a full-service investment bank, ROTH provides capital raising, M&A advisory, analytical research, trading, market-making services and corporate access. Headquartered in Newport Beach, CA, ROTH is privately-held and employee owned, and maintains offices throughout the U.S. For more information on ROTH, please visit www.roth.com.

About OptimizeRx

OptimizeRx® (NASDAQ: OPRX), a digital health company, connects pharmaceutical companies to patients and providers, offering greater affordability, adherence and brand awareness at the point-of-care. As the nation’s largest digital platform connecting life sciences to the point-of-care, OptimizeRx provides a direct channel for payers, medtech companies, medical associations and pharma companies to communicate with healthcare providers right within their workflow and also directly to patients.

The cloud-based solution supports patient adherence to medications and better healthcare outcomes with real-time access to financial assistance, prior authorization, education and critical clinical information. OptimizeRx provides more than half of the ambulatory patient market with access to these benefits through leading EHR platforms like Allscripts, Amazing Charts and Quest, and directly via its mobile communications platform and digital therapeutics SaaS platform.

For more information, follow the company on Twitter, LinkedIn or visit www.OptimizeRx.com.

Important Cautions Regarding Forward Looking Statements

This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such as in section 21E of the Securities Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition, and other material risks.

OptimizeRx Contact

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Media Relations Contact

Nicole Brooks, Innsena Communications

Tel (860) 800-2344

oprx@innsena.com

Investor Relations Contact

Ron Both, CMA

Tel (949) 432-7557

oprx@cma.team